MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

                   Supplement dated December 11, 2001 to the
                        Prospectus dated June 25, 2001


     The information appearing in the section entitled "How the Fund Invests" under the caption "About the Portfolio Managers" appearing on page 8 is amended by deleting such information and adding the following:

     R. Elise Baum has been the Portfolio Manager of the Fund since December 11, 2001. Ms. Baum has been a Managing Director of the Manager since 2000 and was a First Vice President of the Manager from 1999 to 2000, a Director from 1997 to 1999 and a Vice President from 1995 to 1997.


Code #  19027-06-01